HOUSEHOLD

RETAIL SERVICES

Sandy Derickson
Group Executive

January 21-22, 2003

RETAIL SERVICES BUSINESS OVERVIEW

- Second largest third-party private label provider
- $12.6 billion managed receivables
- Nearly 11 million active cardholders
- 70 active merchant relationships
- Approximately 2,300 employees in 7 locations

THE PRIVATE LABEL MARKET IS SIGNIFICANT

($ Billions)



+9%
$87.6
+.5%
$88.0
-1%
$87.2
+2%
$88.9
+4%
$92.5
-1%
$91.6
'96
'97
'98
'99
'00
'01

SOURCE: The Nilson Report

PRIVATE LABEL CREDIT IS ESSENTIAL TO RETAILERS

- Customers receive a distinct line of credit which increases buying power
- Merchant has greater flexibility in the design of credit promotions and structure of program economics
- Private label program provides valuable customer data for future marketing campaigns
- Customer loyalty is enhanced through formal rewards programs and targeted marketing
- Outsourcing allows retailer to leverage third party scale and expertise, minimize financial investment and risk, yet maintain key customer data

MARKET SHARE IS SHIFTING TO THIRD PARTIES

(%)


61%
39%
63%
37%
63%
37%
56%
44%
52%
48%
47%
53%
'96
'97
'98
'99
'00
'01
Proprietary
3rd Party

Private Label Receivable Share

SOURCE: The Nilson Report

THE PRIVATE LABEL MARKET REMAINS ATTRACTIVE



Proprietary Programs 47%
Third Party Providers 53%
Sears 24%
GE 26%
Target 3%
Household 12%
Federated 3%
Spiegel 3%
May 2%
Army Exchange 2%
Circuit City 2%
Dillards 2%
Saks 1%
Other Proprietary 5%
Other 2%
ADS 3%
Conseco 3%
Citicorp 7%

2001 - $91.6B MARKET

SOURCE: The Nilson Report

MARKET SHARE IS CHANGING



Proprietary Programs - 46%
Third Party Providers - 54%
(Pro-forma*)
Sears 24%
GE 19%
Household 14%
Citigroup 14%
Conseco 2%
ADS 3%
Other Third Party 2%
Other Proprietary 5%
Dillards 2%
Circuit City 2%
Army Exchange 2%
May 2%
Spiegel 3%
Federated 3%
Target 3%

* Pro-forma adjusted to reflect transfer of Home Depot from GE to Citigroup and Retail Services' proposed acquisition of Saks and Menards

SOURCE: The Nilson Report

OUR BUSINESS MODEL FOCUSES ON OUR PARTNERS' NEEDS

- Partnership focus provides alignment of interests
- Flexible program structuring meets financial needs of merchants
- Operational efficiency enhances price competitiveness
- "Home grown" system vs. outsourcing allows greater speed and flexibility
- Multiple origination channels promote merchant sales
- New commercial platform provides industry leading capabilities
- Recent initiatives have improved competitive position

HOUSEHOLD

OUR GROWTH CONTINUES TO EXCEED THE INDUSTRY

(%)



6 %
-1 %
10 %
2 %
8 %
4 %
17 %
- 1 %
'98
'99
'00
'01
RS
PLCC Industry

SOURCE: The Nilson Report

OUR PORTFOLIO IS DIVERSIFIED



Consumer Electronics 34%
Furniture 25%
Rec Vehicle 21%
Misc 4%
Home Improvement 12%
Discount 4%

December 31, 2002

Our Partners Include Some Of The World's Largest And Best Retailers And Manufacturers


BEST BUY
COSTCO
WHOLESALE
Goodwrench
BIG

- Our 45 retailer partnerships include industry leaders such as Best Buy, QVC, Costco and Menards
- Our 17 manufacturer partnerships include great brands such as GM, Mitsubishi and Yamaha
- Our 8 commercial partnerships include both retailers and manufacturers such as Costco, Best Buy and Microsoft
- The acquisition of the Saks program provides strategic entry in the department store market

WE ARE MORE THAN JUST A CREDIT PARTNER

Household's Marketing Capabilities

Marketing Strategy/Consulting
- Customer needs/channel analysis
- Business strategy development
- Product innovation, e-Marketing

CRM/Analytics
- Tailored/targeted Customer Relationship Management
- Loyalty program design and execution

Program Development/Execution
- Campaign design and execution
- In-house creative services
- Insurance/Enhancement services

Infrastructure Support
- Prospect data warehouse
- Loyalty program management
- Database and information management

Retailer

Maximizing Sales and Profitability by:

- Retaining and growing the existing customer base
- Identifying and attracting new customers
- Driving value for all stakeholders
- Leveraging key marketing strengths of retailers and Household

Household complements retailers in-house marketing capabilities

RISK CONTROL UTILIZES SIGNIFICANT ANALYTICS

- Credit underwriting uses proprietary scorecards and decision rules
  - Customer scorecards developed for specific merchant or industry programs
  - Scorecards revalidated periodically to maintain predictive value
- Proprietary bankruptcy models and internal fraud scorecards provide additional risk mitigation
- Custom models are complemented by the use of external credit and fraud tools
- Loss targets established for each merchant program to achieve approval rate consistent with program economics
- Experienced credit risk team (average 12 years industry experience) with additional support provided by Corporate Risk resources

HOUSEHOLD

OUR USE OF TECHNOLOGY PROVIDES ADDITIONAL CONTROL AND EFFICIENCY

- Online credit application procession ensures appropriate risk control yet provides positive point-of-sale experience
  - Credit risk tools and credit bureau interface incorporated in decisioning system
  - Over 90% of all credit decisions are automated
  - Response received within 8 seconds
- Best in Class call center technology ensures quality, efficiency and service
  - Champs
  - Geotel
  - Witness
  - Skill based routing
  - Expanded VRU capabilities
- Technology can ensure efficient and effective collections
  - Davox Dialer
  - Call tech (Austin Logistics)
  - Par 3
  - CHAMPS

HOUSEHOLD